PRUDENTIAL FLEXGUARD 2.0

A FLEXIBLE PREMIUM DEFERRED REGISTERED INDEX-LINKED ANNUITY

Issued By
PRUCO LIFE INSURANCE COMPANY

SUMMARY PROSPECTUS FOR NEW INVESTORS
Dated: May 1, 2026

This summary prospectus summarizes certain key aspects of the Annuity. Before you (the “Owner”) invest you should also review the statutory prospectus for the Prudential FlexGuard 2.0 Contract, which contains more information about the Annuity’s features, benefits, investment options, and risks. You can find this document and other information about the Annuity online at  www.prudential.com/PLAZ-FlexGuard2.0-STAT.  You can also obtain this information at no cost by calling 1-888-PRU-2888. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.

The statutory prospectus describes all the investment options, features, and benefits that we make available under the Annuity. The availability of investment options, features and benefits described in the statutory prospectus may vary depending on the broker-dealer through which the Contract is sold (“financial intermediary variations”). We have identified all such financial intermediary variations that are known or reasonably available to us. See “Appendix B - Financial Intermediary Variations” in the statutory prospectus. Financial intermediary variations may be imposed by some broker-dealers without our knowledge. For example, your Financial Professional may not recommend a particular investment option or benefit to you because of a decision by the Financial Professional’s broker-dealer not to offer that investment option or benefit to its customers. Taking into consideration the breadth of our distribution network, we are unable to obtain information about all financial intermediary variations without unreasonable effort or expense. You should discuss with your Financial Professional any limitations, restrictions, or other variations related to the investment options, benefits or other features available to you through your Financial Professional.

You may cancel your Contract within 10 days of receiving it without paying fees or penalties, although we may apply the Interim Value adjustment. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid or your total Contract value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

The Contract is a complex investment and involves risks, including potential loss of principal. For the Index Strategies:

•	Depending on the Index Strategy, the maximum amount of loss that you could experience from negative Index performance, after taking into account the current limits on Index loss provided under the Annuity, ranges from 0% (with 100% buffer) to 95% (with 5% buffer).

•	The Company does not guarantee that the Annuity will always offer Index Strategies that limit Index losses, which would mean risk of loss of the entire amount invested.

•	The Company limits the amount you can earn on an Index Strategy.

○	For Cap Rate Index Strategies, the Guaranteed Minimum Cap Rate equals 1% for a one-year Index Strategy Term, 5% for a three-year Index Strategy Term and 10% for a six-year Index Strategy Term.

○	For Enhanced Cap Rate Index Strategies, the Guaranteed Minimum Cap Rate equals 1% and the Guaranteed Maximum Spread equals 3% for a one-year Index Strategy Term.

○	For Step Rate Plus Index Strategies, the Guaranteed Minimum Step Rate equals 1% and the Guaranteed Minimum Participation Rate equals 60%.

○	For Tiered Participation Rate Index Strategies, the Guaranteed Minimum Participation Rate equals 100% and the Guaranteed Maximum Tier Level equals 35%.

○	For Dual Directional Index Strategies, the Guaranteed Minimum Cap Rate equals 1% for a one-year Index Strategy Term and 10% for a six-year Index Strategy Term.

○	For Participation Rate with Cap Index Strategies, the Guaranteed Minimum Cap Rate equals 10% and the Guaranteed Minimum Participation Rate equals 100% for a six-year Index Strategy Term.

For the Fixed Account:

•	In addition to Index Strategies, you can allocate to a Fixed Account. We will credit compound interest daily based on an annual interest rate we declare, subject to a Guaranteed Minimum Interest Rate (GMIR) of 0.25%.

The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes and tax penalties. In addition, premature withdrawals from the Fixed Account or an Index Strategy may result in a Market Value Adjustment and will result in Interim Value adjustments for the Index Strategy. Losses related to the Fixed Account are limited due to the Minimum Guaranteed Surrender Value (MGSV) feature. The MGSV feature applies only to funds allocated to the Fixed Account. Losses related to the investment in Index Strategies could be significant, up to 100% of your investment in extreme scenarios.

The Company’s obligations under the Annuity are subject to its financial strength and claims-paying ability.

The Securities and Exchange Commission has not approved or disapproved these securities or the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

PLAZFG20PROS-ISP

GLOSSARY OF TERMS

Account Value: The Interim Value for each Index Strategy on any Valuation Day other than the Index Strategy Start Date and Index Strategy End Date, plus the Fixed Account Value and any applicable Transfer Account Value. The Interim Value does not apply to an Index Strategy on the Index Strategy Start Date and the Index Strategy End Date. On an Index Strategy Start Date, the Index Strategy Base applicable to that Index Strategy would be used instead of the Interim Value. On an Index Strategy End Date, the Index Strategy Base plus the Index Credit applicable to that Index Strategy would be used instead of the Interim Value.

Annuitant/Joint Annuitant: The natural person upon whose life annuity payments made to the Owner are based.

Application Sign Date: The date that you sign your application. For applications transmitted through electronic order entry, the Application Sign Date is the initial submission date prior to a wet signature, and the wet signature would not be used to determine the Application Sign Date.   Please speak to your Financial Professional regarding exceptions that may apply.

Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the “Annuity Period” section of the statutory prospectus.

Fixed Account: An interest-bearing account that credits a fixed rate compounded and credited daily at an annual effective interest rate declared by us. We will declare an interest rate at least annually for the Fixed Account that will be no less than the Guaranteed Minimum Interest Rate for any amounts in or transferred to the Fixed Account.

Fixed Account Value: The initial Fixed Account Value is the amount initially allocated to the Fixed Account. Thereafter, the Fixed Account Value equals (a) the initial Fixed Account Value plus (b) any interest credited by us plus (c) additional purchase payments or transfers into the Fixed Account and less (d) transfers from the Fixed Account (e) any withdrawals taken including any Surrender Charges and/or MVA, if applicable, and, if any, Premium Tax or other Tax Charges.

Free Withdrawals: Each Annuity Year, you may withdraw a limited amount of Account Value without application of a Surrender Charge and/or MVA. Free Withdrawal Amounts are not available upon Surrender and are not cumulative.

Index (Indices): The underlying Index or exchange traded fund associated with an Index Strategy and used to determine the Index Return in determining the Index Credit. You do not directly participate in an Index.

Index Strategies Separate Account: A non-registered, non-unitized separate account that holds some of the assets supporting the Index Strategies. Assets held in the Index Strategies Separate Account are not insulated from our creditors.

Issue Date: The effective date of your Annuity.

Key Life: Under the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.

Market Value Adjustment (MVA): An adjustment (positive or negative) that applies to any withdrawals taken from the Index Strategies and/or Fixed Account that exceeds the Free Withdrawal Amount, or upon Surrender during a MVA Period.

MVA Period: A 6-year period beginning at Index Effective Date that renews every 6 years in which a MVA will apply to Partial Withdrawal amounts above the Free Withdrawal Amount and Surrenders. For a period of 30 days prior to and including the MVA Period end date, the MVA will be waived for any Partial Withdrawal or Surrender above the Free Withdrawal Amount. For an additional period of 60 days following the end of each MVA Period, Partial Withdrawal amounts above the Free Withdrawal Amount and Surrenders can be taken from the Fixed Account only without being subject to a MVA.

Owner: The Owner is either an eligible entity or natural person named as having ownership rights in relation to the Annuity.

Portfolio: An underlying mutual fund, or series thereof, in which a Sub-account of the Separate Account invests. A Portfolio also may be referred to in the prospectus as an Underlying Portfolio.

Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity. We will deduct any fees, charges or Tax Charges prior to allocation to the Allocation Options you select or the Holding Account for Purchase Payments received between Index Anniversary Dates.

Savings Stage: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.

Service Center: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Center at any time and will notify you in advance of any such change of address. Please see “How to Contact Us” in  the statutory prospectus for the Service Center address.

Spread: On the Index Strategy End Date, the Spread reduces the value of positive Index Returns used in the calculation of Index Credits that may be applied to the Index Strategy Base on any Index Strategy End Date for the Enhanced Cap Rate Index Strategy. The Spread percentage may vary by Index, Index Strategy Term, Cap Rate and Buffer. Multiple Spread options (known as Spread A and Spread B) with different Cap Rates may be offered

May 1, 2026Initial Summary Prospectus 1

with the same level of Buffer. Spreads, upon renewal, may be higher or lower than the initial Spread but will never be greater than the Guaranteed Maximum Spread. Renewal Spreads may differ from the Spreads used for new Annuity contracts or for other Annuity contracts issued at different times. The Guaranteed Maximum Spread equals 3.00% for a one-year Index Strategy Term.

Surrender Charge: A charge assessed upon a partial withdrawal over and above your Free Withdrawal Amount or surrender during any applicable Surrender Charge Period.

Surrender Charge Period: The period of time during which we impose a Surrender Charge as described in the Annuity.

May 1, 2026Initial Summary Prospectus 2

OVERVIEW OF THE CONTRACT

Purpose of the Contract

The Prudential FlexGuard registered index-linked annuity is a contract between you, the Owner, and Pruco Life Insurance Company, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement through Annuitization. The Annuity provides for the potential accumulation of retirement savings through investment in certain Index Strategies and Fixed Account during the Savings Stage. The Annuity may be appropriate if you have a long-term investment horizon.

Phases of the Contract

The Annuity has two distinct phases: the Savings Stage and the Payout Stage. During the Savings Stage, the Annuity offers Index Strategies and a Fixed Account as opportunities for growth or loss, with levels of downside protection available when allocating to the Index Strategies. See “Investment Options” below. During the Payout Stage (after Annuitization), you can elect to receive annuity payments (1) for life with a guaranteed minimum number of payments or (2) based on joint lives. We currently make annuity payments available on a fixed basis. After Annuitization, the Death Benefit will no longer apply. We reserve the right to make available other annuity options. See the  “Annuity Period” section of the statutory prospectus.

Investment Options

Index Strategies: For each Index Strategy, we will apply an Index Credit (i.e., positive or negative interest) at the end of the Index Strategy Term to amounts allocated to the Index Strategy based, in part, on the performance of the Index. You could lose a significant amount of money if the Index declines in value.

We limit the negative Index Return used in calculating the Index Credit applied to an Index Strategy at the end of its Index Strategy Term. Each available Index Strategy provides a level of protection against negative Index Returns through a Buffer; however, negative Index Returns in excess of the Buffer will result in loss, which could be significant. For example, if the Index Return is -25% and the Buffer is 10%, we will apply a -15% Index Credit (the amount of negative Index Return that exceeds the Buffer) at the end of the Index Strategy Term, meaning you will experience a 15% loss. Note: a 100% Buffer will provide complete protection from Index losses. For example, if the Index Change is -25% and the Buffer is 100%, we will apply a 0% Index Credit (i.e., no loss) at the end of the Index Strategy Term. However, for any Index Strategy, there may be additional losses due to surrender charges, negative Interim Value adjustments, taxes and/or tax penalties.

The Company does not guarantee that the Annuity will always offer Index Strategies that limit Index losses.

We may limit the positive Index Return used in calculating Index Credit applied to an Index Strategy at the end of its Index Strategy Term through the use of a Cap, Spread, Step Rate or Participation Rate, as applicable.

•	Point-to-Point with Cap Index Strategy: A Point-to-Point with Cap Index Strategy allows for a positive Index Credit equal to the Index Return up to the Cap Rate. If the Index Return is positive but less than the Cap Rate, the Index Credit will be equal to the Index Return. If the Index Return is positive and equal to or greater than the Cap Rate, then the Index Credit will be equal to the Cap Rate. For example, assuming a Cap Rate of 5% and an Index Return of 10% (which is greater than the Cap Rate), we will apply a 5% Index Credit at the end of the Index Strategy Term, meaning you will experience a 5% gain.

For Point-to-Point with Cap Index Strategies, the Guaranteed Minimum Cap Rate equals 1% for a one-year Index Strategy Term, 5% for a three-year Index Strategy Term and 10% for a six-year Index Strategy Term.

•	Enhanced Cap Rate Index Strategy: An Enhanced Cap Rate Index Strategy (only available for Annuities with an Application Sign Date on or after July 1, 2024) allows for a positive Index Credit up to a Cap Rate. Under the Enhanced Cap Rate Index Strategy, a Spread is deducted that reduces the value of any positive Index Return used in calculating the Index Credit. Deducting a Spread allows for higher Cap Rates than the Point-to-Point with Cap Index Strategy. If the Index Return is positive and greater than or equal to the Cap Rate plus the Spread, the Index Credit is equal to the Cap Rate. If the Index Return is positive and greater than the Spread, but less than the Cap Rate plus the Spread, the Index Credit is equal to the Index Return minus the Spread. If the Index Return is greater than or equal to zero, and less than or equal to the Spread, the Index Credit is zero.

For example, assume the Spread is 2% and the Cap Rate is 15%. If the Index Return is 18% (which is greater than the Cap Rate plus the Spread), we will apply a 15% Index Credit at the end of the Index Strategy Term, meaning you will experience a 15% gain. If the Index Return is instead 10% (which is less than the Cap Rate plus the Spread), we will deduct the Spread from the Index Return. We will apply an 8% Index Credit at the end of the Index Strategy Term, meaning you will experience an 8% gain. If the Index Return is instead 1% (which is greater than zero but less than the Spread), the Index Credit would be 0%, meaning that you would not experience a gain or a loss.

For Enhanced Cap Rate Index Strategies, the Guaranteed Minimum Cap Rate equals 1% and the Guaranteed Maximum Spread equals 3% for a one-year Index Strategy Term.

May 1, 2026Initial Summary Prospectus 3

•	Step Rate Plus Index Strategy: A Step Rate Plus Index Strategy allows for a positive Index Credit equal to the greater of the Index Return multiplied by a Participation Rate or the Step Rate. If the Index Return is between zero (including zero) and the Step Rate, the Index Credit will be equal to the Step Rate. If the Index Return is greater than the Step Rate, the Index Credit will be equal to the greater of (a) the Index Return multiplied by the Participation Rate or (b) the Step Rate.

For example, assume the Step Rate is 4% and the Participation Rate is 60%. If the Index Return is 5%, we will apply the Step Rate to calculate the Index Credit because the Step Rate (4%) is greater than the Index Return multiplied by the Participation Rate (5% x 60% = 3%). The Index Credit at the end of the Index Strategy Term will be 4%, meaning you will experience a 4% gain. If the Index Return is instead 10%, we will apply the Participation Rate rather than the Step Rate because the Index Return multiplied by the Participation Rate (10% x 60% = 6%) will be greater than the Step Rate (4%). The Index Credit at the end of the Index Strategy Term will be 6%, meaning you will experience a 6% gain.

For Step Rate Plus Index Strategies, the Guaranteed Minimum Step Rate equals 1% and the Guaranteed Minimum Participation Rate equals 60%.

•	Tiered Participation Rate: A Tiered Participation Rate Index Strategy allows for a positive Index Credit equal to the Index Return multiplied by one or two Participation Rates. If the Index Return is between zero and the Tier Level, then the Index Credit will be equal to the Index Return multiplied by the Participation Rate for the 1st tier. If the Index Return is greater than or equal to the declared Tier Level, the Index Credit will be the sum of the Tier Level multiplied by the Participation Rate for the 1st tier and the remaining Index Return multiplied by the Participation Rate for the 2nd tier.

For example, assume the 1st Tier Participation Rate is 100%, the 2nd Tier Participation Rate is 120% and the Tier Level is 10%. If the Index Return is 5%, we will apply the 1st Tier Participation Rate to the entire Index Return. The 2nd Tier Participation Rate will not apply to any portion of the Index Return because the Index Return is lower than the Tier Level. The Index Credit at the end of the Index Strategy Term will be 5% (i.e., 5% x 100%), meaning you will experience a 5% gain. If the Index Return is instead 15%, we will apply the 1st Tier Participation Rate to the first 10% of Index Return and the 2nd Tier Participation Rate to the remaining 5% of Index Return. The Index Credit at the end of the Index Strategy Term will be 16% (i.e., (10% x 100%) + (5% x 120%)), meaning you will experience a 16% gain.

For Tiered Participation Rate Index Strategies, the Guaranteed Minimum Participation Rate equals 100% and the Guaranteed Maximum Tier Level equals 35%.

•	Dual Directional Index Strategy: A Dual Directional Index Strategy allows for an Index Credit equal to the Index Return up to a Cap Rate when the Index Return is positive and an Index Credit equal to the absolute value of the Index Return, not limited by a Cap Rate, when the Index Return is negative and equal to or within the Buffer. The absolute value of the Index Return is the value without regard to the mathematical sign (positive or negative) of the Index Return. This means that if the Index Return is positive and equal to or greater than the Cap Rate, then the Index Credit is equal to the Cap Rate. If the Index Return is zero or positive, but less than the Cap Rate, the Index Credit is equal to the Index Return.

For example, assuming a Cap Rate of 4% and an Index Return of 8% (which is greater than the Cap Rate), we will apply a 4% Index Credit at the end of the Index Strategy Term, meaning you will experience a 4% gain. This also means that if the Index Return is negative and equal to or within the Buffer, we will apply an Index Credit. For example, assuming a 10% Buffer and an Index Return of negative 8% (which is within the 10% Buffer), we will apply a positive 8% (the absolute value of the Index Return) Index Credit at the end of the Index Strategy Term, meaning you will experience an 8% gain. If the Index Return is instead a negative 12% (which exceeds the 10% Buffer), we will apply a negative 2% Index Credit at the end of the Index Strategy Term, meaning you will experience a 2% loss.

For Dual Directional Index Strategies, the Guaranteed Minimum Cap Rate equals 1% for a one-year Index Strategy Term and 10% for a six-year Index Strategy Term.

Fixed Account: In addition to Index Strategies, you can allocate to a Fixed Account. We will credit compound interest daily based on an annual interest rate we declare, subject to a Guaranteed Minimum Interest Rate (GMIR) of 0.25%. Fixed Account funds can be reallocated to Index Strategies on an Index Anniversary Date or as provided pursuant to the Flexible Allocation feature. Assets supporting the Fixed Account are held in a non-insulated, non-unitized Separate Account and are subject to the claims of creditors of Pruco Life and the benefits provided are subject to the claims paying ability of Pruco Life. If you withdraw assets above the Free Withdrawal Amount during the MVA Period outside of the period beginning 30 days prior to the end of the MVA Period and ending 60 days after the end of the MVA Period we will apply a Market Value Adjustment which may increase or decrease your initial amount invested. You could lose a significant amount of money due to a negative Market Value Adjustment. The following transactions, when they occur outside of the above mentioned window, are subject to a Market Value Adjustment: (i) partial withdrawals (including systematic withdrawals, and Required Minimum Distributions), (ii) surrenders, and (iii) exercise of the right to cancel.

Additional information about the Investment Options is provided in Appendix A to the prospectus.

May 1, 2026Initial Summary Prospectus 4

Contract Features

Performance Lock: You can capture the Interim Value of an Index Strategy at the end of any Valuation Day during the Index Strategy Term through our Performance Lock feature. If you exercise a Performance Lock, you will no longer participate in the Index Strategy performance for the remainder of the current Index Strategy Term and you may receive less than the full Index Credit, or less than the full protection of the Buffer, than you would have received if you waited for us to apply the Index Credit on the Index Strategy End Date.

Once a Performance Lock has been executed, the locked Interim Value will immediately begin earning fixed interest daily until a reallocation occurs. The amount of interest credited to locked Interim Value will equal the same rate as available on the Fixed Account for such Contract.

We will exercise a manual Performance Lock at the end of any Valuation Day if you provide a Performance Lock Request in Good Order before the end of such Valuation Day. You may also request an automatic Performance Lock based on targets you set. Please see the “Performance Lock” section of the statutory prospectus  for additional information.

We will not provide advice or notify you regarding whether you should exercise a Performance Lock or the optimal time for doing so. We will not warn you if you exercise a Performance Lock at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise a Performance Lock.

Flexible Allocation: Flexible Allocation is a feature that allows you to reallocate Index Strategy Interim Value or Fixed Account Value during the Index Year anytime more than 15 days prior to an Index Anniversary Date. Although not required, Flexible Allocation can be used in conjunction with Performance Lock to reallocate locked Interim Value back into Index Strategies without waiting until an Index Anniversary Date. For Index Strategies, you can request a Flexible Allocation for full or partial Interim Value to Index Strategy(ies) as long as dollar minimums are met for each Index Strategy allocation. For the Fixed Account, you can request a Flexible Allocation for full or partial Fixed Account Value to Index Strategy(ies) provided allocation rules are met. All Index Strategy(ies) Interim Values and the Fixed Account Value are eligible for Flexible Allocation more than 15 days prior to an Index Anniversary Date. However, Flexible Allocation cannot be used to reallocate to the Fixed Account. If you want to reallocate Account Value to the Fixed Account, you must wait until the next Index Anniversary Date to do so upon either reaching the Index Strategy End Date or having exercised a Performance Lock.

Access To Your Money: You can access your money by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax and may be subject to a Surrender Charge and/or a MVA. Withdrawals taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please see “Interim Value of the Index Strategies” in the statutory prospectus  for more information. In addition, any time a partial withdrawal occurs before the Index Strategy End Date, the Index Strategy Base will be reduced in the same proportion that the total withdrawal reduced the Interim Value. Please see “Surrenders and Withdrawals” in the statutory prospectus  for more information. You may withdraw up to 10% of your total Purchase Payments each year as a Free Withdrawal Amount without being subject to  MVA, and up to 10% of Purchase Payments within Surrender Charge Period without being subject to Surrender Charge.

You may elect to receive income through fixed annuity payments over your lifetime, also called “Annuitization”. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. In this case, you no longer have an Account Value and therefore cannot make withdrawals or Surrender. We offer different types of annuity options to meet your needs. Please see “Annuity Period” in the statutory prospectus  for more information.

Death Benefits: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by federal tax law. The Death Benefit is the Return of Purchase Payments Death Benefit. Please see “The Return of Purchase Payments Death Benefit” section of  the statutory prospectus  for more information.

Withdrawals: You can withdraw a limited amount of money from your Annuity on an annual basis without any charges. Other product features allow you to access your Account Value at any time, although a charge may apply. All withdrawals may be subject to ordinary income tax and may be subject to a 10% additional tax for withdrawals taken prior to age 59½.

May 1, 2026Initial Summary Prospectus 5

Important Information You Should Consider About the Annuity
Fees, Expenses, and Adjustments
Are there Charges or Adjustments for Early Withdrawals?

Yes.
Surrender Charges: If you withdraw money from the Annuity within 6 years following your last Purchase Payment, you may be assessed a surrender charge. The maximum surrender charge is    8.0% of the Purchase Payment, and a surrender charge may be assessed up to 6 years after the last Purchase Payment. If you make an early withdrawal, you could pay a surrender charge of up to    $8,000 on a $100,000 withdrawal. Losses from surrender charges will be greater if there are also negative Interim Value adjustments, taxes, or tax penalties.
Interim Value Adjustments: If all or a portion of Account Value is removed from an Index Strategy before the end of the Index Strategy Term, we will apply an Interim Value adjustment, which may be negative. In extreme circumstances, you could lose up to 100% of your investment in an Index Strategy due to a negative Interim Value adjustment. For example, if you allocate $100,000 to an Index Strategy with a 3-year Strategy Term and later make a withdrawal before the 3 years have ended, you could lose your $100,000 investment. Losses from negative Interim Value adjustments will be greater if you also have to pay a surrender charge, taxes, or tax penalties. An Interim Value adjustment will apply upon any withdrawal, death benefit payment, transfer, Annuitization, or surrender that occurs during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date.
Market Value Adjustments: If you withdraw assets in excess of the Free Withdrawal amount from an Index Strategy or the Fixed Account outside of the period beginning 30 days prior to an  MVA Period end date and extending to 60 days following the MVA Period end date for the Fixed Account, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested. Losses related to the Fixed Account are limited due to the Minimum Guaranteed Surrender Value (MGSV) feature. The MGSV feature applies only to funds allocated to the Fixed Account (see “ Fixed Account - Minimum Guaranteed Surrender Value ”). Losses related to investment in Index Strategies could be significant, up to 100% of your investment in extreme scenarios. For example, if you allocate $100,000 to an Index Strategy and later withdraw the entire amount outside of the permitted period you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay taxes and tax penalties. The following transactions, when they occur outside of the above mentioned window,  are subject to a Market Value Adjustment: (i) partial withdrawals (including systematic withdrawals and Required Minimum Distributions), (ii) surrenders, and (iii) exercise of the right to cancel.
For more information on Market Value Adjustments, please refer to the  “Charges and Adjustments” section of this the statutory prospectus.

Are there Transaction Charges?

Yes.
In addition to surrender charges and Interim Value adjustments, you may be charged for other transactions (i.e., we reserve the right to charge for additional copies of reports). For more information, please refer to the “Fee Table” and “Charges and Adjustments” sections of the statutory prospectus.

May 1, 2026Initial Summary Prospectus 6

Important Information You Should Consider About the Annuity
Fees, Expenses, and Adjustments
Are there Ongoing Fees and Expenses?

Yes.
The table below describes the fees and expenses that you may pay each year, depending on the investment options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
There is an implicit ongoing fee on the Index Strategies to the extent that an Index Strategy’s Cap Rate, Spread, Participation Rate, or Step Rate, as applicable, limit the positive Index Return used in calculating the Index Credit that may be applied to an Index Strategy at the end of an Index Strategy Term. This means that your returns may be lower than the Index Return. In return for accepting this limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.

	Annual Fee	Minimum	Maximum
	Base Contract Fees	0.00%	0.00%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	None.	None.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges, negative Market Value Adjustments, and negative Interim Value adjustments that substantially increase costs.

	Lowest Annual Cost $0	Highest Annual Cost $0
	Assumes: Investment of $100,000 5% annual appreciation No optional benefits No sales charges No subsequent Purchase Payments, transfers or withdrawals	Assumes: Investment of $100,000 5% annual appreciation Most expensive optional benefits No sales charges No subsequent Purchase Payments, transfers or withdrawals
For more information on ongoing fees and expenses, please refer to the “Fee Table” and “Charges and Adjustments” sections of the statutory prospectus.

May 1, 2026Initial Summary Prospectus 7

Risks
Is there a Risk of Loss from Poor Performance?

Yes.
You can lose money by investing in the Contract.
Under an Index Strategy, the maximum amount of loss that you could experience from negative Index performance at the end of an Index Strategy Term, after taking into account the current limits on Index loss provided under the Contract, is: 95% loss for a 5% Buffer; 90% loss for a 10% Buffer; 85% loss for a 15% Buffer; 80% loss for a 20% Buffer; 70% loss for a 30% Buffer; or 0% loss for a 100% Buffer.
The Company does not guarantee that the Contract will always offer Index Strategies that limit Index losses, which would mean a risk of loss of the entire amount invested.
For more information on the risk of loss, please refer to the “Principal Risks of Investing in the Contract” section of the statutory prospectus.

Is this a Short-Term Investment?

No.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with your financial situation and  objectives.
Amounts withdrawn from the Contract may result in surrender charges, Market Value Adjustments, taxes and tax penalties. In addition, removing amounts from an Index Strategy prior to the Index Strategy End Date may result in a negative Interim Value adjustment and loss of positive Index performance.
Removing a portion of amounts in an Index Strategy prior to the Index Strategy End Date will also result in an immediate reduction to your Index Strategy Base. The Index Strategy Base will be proportionately reduced, and the proportionate reduction could be greater than the amount removed. Reductions to your Index Strategy Base will result in lower Interim Values for the remainder of the Index Strategy Term and less positive Index Credit (if any) on the Index Strategy End Date.
At the end of an Index Strategy Term, amounts in the matured Index Strategy will be reallocated, withdrawn or otherwise processed according to your instructions. You must provide instructions for reallocation by the Index Anniversary Date corresponding to the Index Strategy End Date. In the absence of instructions, if the same Index Strategy is available, amounts in the matured Index Strategy will be automatically re-invested in the same Index Strategy for a new Index Strategy Term. If the same Index Strategy is no longer available, amounts in the matured Index Strategy will be automatically transferred to the Fixed Account. Amounts in the Fixed Account may be transferred to an Index Strategy on the next Index Anniversary Date or sooner pursuant to the Flexible Allocation feature.
For more information on the short-term investment risks, please refer to the “Principal Risks of Investing in the Contract”, “Charges and Adjustments” and “General Description of Contracts - Transfer and Reallocation Guidelines” sections of the statutory prospectus.

May 1, 2026Initial Summary Prospectus 8

Risks
What are the Risks Associated with the Investment Options?

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract, including the Index Strategies. Each  investment option has its own unique risks. You should review the investment options before making an investment decision.
For the Index Strategies:

  The Cap Rate, Spread, Participation Rate or Step Rate, as applicable, may limit positive Index Credits (i.e., limited upside). This may result in you earning less than the Index Return. For example:

  Cap Rate Index Strategy. Assuming a Cap Rate of 5% and an Index Return of 10% (which is greater than the Cap Rate), we will apply a 5% Index Credit at the end of the Index Strategy Term.

  Enhanced Cap Rate Index Strategy. Assuming a Spread of 2%, Cap Rate of 15% and Index Return of 18% (which is greater than the Cap Rate plus the Spread), we will apply a 15% Index Credit at the end of the Index Strategy Term. If the Index Return is instead 10% (which is less than the Cap Rate plus the Spread), we will deduct the Spread from the Index Return and apply an 8% Index Credit at the end of the Index Strategy Term. If the Index Return is instead 1% (which is greater than zero but less than the Spread), the Index Credit would be 0%.

  Step Rate Plus Index Strategy. Assume the Step Rate is 4% and the Participation Rate is 60%. If the Index Return is 5%, we will apply the Step Rate to calculate the Index Credit because the Step Rate (4%) is greater than the Index Return multiplied by the Participation Rate (5% x 60% = 3%). The Index Credit at the end of the Index Strategy Term will be 4%. If the Index Return is instead 10%, we will apply the Participation Rate rather than the Step Rate because the Index Return multiplied by the Participation Rate (10% x 60% = 6%) will be greater than the Step Rate (4%). The Index Credit at the end of the Index Strategy Term will be 6%.

  Dual Directional Index Strategy. Assuming a Cap Rate of 4% and an Index Return of 8% (which is greater than the Cap Rate), we will apply a 4% Index Credit at the end of the Index Strategy Term.

  Participation Rate with Cap Index Strategy. Assuming a Cap Rate of 100%, a Participation Rate of 130% and an Index Return of 125%, the Index Credit would be 130% of 125% or 162.5% (which is greater than the Cap Rate), we will apply a 100% Index Credit at the end of the Index Strategy Term.

  The Buffer may limit negative Index Credits (i.e., limited protection in the case of market decline). For example, if the Index Return is -25% and the Buffer is 10%, we will apply a -15% Index Credit (the amount of negative Index Return that exceeds the Buffer) at the end of the Index Strategy Term.

  There may be losses due to surrender charges, negative Interim Value adjustments, negative Market Value Adjustments, and taxes and tax penalties.
  Index performance is on a “price return” basis, not a “total return” basis, and therefore does not reflect dividends paid on the securities composing the Index. In addition, if the Index is an exchange-traded fund (ETF), the ETF deducts fees and costs that reduce Index performance. These factors will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index.

For the Fixed Account:

  The Fixed Account may be subject to a Market Value adjustment, which can be negative, causing you to lose money.

For more information on the risks associated with investment options, please refer to the “Principal Risks of Investing in the Contract” and “Appendix A” sections of  the statutory prospectus.

What are the Risks Related to the Insurance Company?

An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Index Strategies), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request. Such requests can be made toll-free at 1-888-PRU-2888.
For more information on the insurance company risks, please refer to the “Principal Risks of Investing in the Contract” section of  the statutory prospectus.

May 1, 2026Initial Summary Prospectus 9

Restrictions
Are there Restrictions on the Investment Options?

Yes.
There are restrictions that may limit the investment options that you may choose, and there are limitations on the transfer of Account Value among investment options.
Certain Investment Options may not be available through certain financial intermediaries. See  Appendix B- "Financial Intermediary Variations” and  the  Cover Page of the statutory prospectusfor additional information.
From Index Strategy(ies) to Index Strategy(ies):

  You may transfer Account Value among Index Strategy(ies) on an Index Strategy End Date.

  You may transfer Interim Value among Index Strategy(ies) on the Index Anniversary following Performance Lock.

  You may transfer Interim Value among Index Strategy(ies) anytime more than 15 days prior to an Index Anniversary Date as  provided pursuant to the Flexible Allocation feature.

  Minimum required amount to reallocation to any one Index Strategy is $2,000.

From Index Strategy(ies) to the Fixed Account

  You may transfer Account Value from Index Strategy(ies) to the Fixed Account on an Index Strategy End Date.

  You may transfer Interim Value from Index Strategy(ies) to the Fixed Account on the Index Anniversary Date following Performance  Lock.

  Minimum required amount to reallocation to the Fixed Account is $50.

From the Fixed Account to Index Strategy(ies)

  You may transfer Fixed Account Value to the Index Strategy(ies) on an Index Anniversary Date.

  You may transfer Fixed Account Value to the Index Strategy(ies) anytime more than 15 days prior to any Index Anniversary Date as  provided pursuant to the Flexible Allocation feature.

  Minimum required amount to allocate to any one Index Strategy is $2,000.

We reserve the right to:

  Add or remove Index Strategies (there is no guarantee that any Index Strategy will be available in the future)

  Change the features of an Index Strategy from one Index Strategy Term to the next, including the Index, Cap Rate, Spread, Participation Rate, Step Rate, and Buffer, as applicable, subject to any minimum guarantees; and

  Substitute the Index of an Index Strategy during its Index Strategy Term.

We may impose limitations on an investment professional’s or investment advisor’s ability to request financial transactions on your behalf.
For more information on investment and transfer restrictions, please refer to the “Principal Risks of Investing in the Contract”,  “Investment Options”, “General Description of Contracts – Transfer and Reallocation Guidelines”, “What are the Separate  Accounts”, “Financial Professional Permission to Forward Transaction Instructions”, and “Appendix A” sections of the statutory prospectus.

Are there any Restrictions on Contract Benefits?

Certain Contract Benefits may not be available through certain financial intermediaries. See Appendix B, “Financial Intermediary Variations” and the Cover Page of the statutory prospectus  for additional information.

Taxes
What are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. There is no additional tax benefit if you purchase the Contract through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to a 10% additional tax for distributions taken prior to age 59½.
For more information on tax implications, please refer to the “Taxes” section of  the statutory prospectus.

Conflicts of Interest
How are Investment Professionals Compensated?

Investment professionals may receive compensation for selling the Contract to investors and may have a financial incentive to offer or recommend the Contract over another investment. This compensation is paid in the form of commissions, based on the amount of your investment in the Contract.
For more information on investment professional compensation, please refer to the Statement of Additional Information.

Should I Exchange My Contract?

Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable to purchase the new contract, rather than continue to own your existing contract.
For more information on commissions and exchanges, please refer to the Statement of Additional Information.

May 1, 2026Initial Summary Prospectus 10

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefit available under the Annuity.

Certain Contract Benefits may not be available through certain financial intermediaries. See Appendix B, “Financial Intermediary Variations” and the Cover Page of the statutory prospectus  for additional information.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Restrictions/Limitations
Return of Purchase Payments Death Benefit	Provides protection for your Beneficiary(ies) by ensuring that they receive the greater of the Return of Purchase Payments Amount and Account Value.	Standard	0%

  This Death Benefit may not be electively terminated.

  The Death Benefit will terminate upon a change of Owner or Annuitant. The Death Benefit for any changed Owner or Annuitant will be Account Value.

  Withdrawals may significantly reduce the benefit, potentially by more than the amount withdrawn.

  The Death Benefit will terminate if you annuitize your Annuity.

Performance Lock	Captures the Performance Lock Value of an Index Strategy at the end of any Valuation Day during the Index Strategy Term.	Standard	0%

  Only one Performance Lock may occur for any given Index Strategy during an Index Strategy Term.

  May not be applied retroactively and must be for the full amount of the Interim Value.

  Cannot be reversed.

  Locked Interim Value will no longer participate in the Index Strategy performance for the current Index Strategy Term.

  Locked Interim Value cannot be reallocated until the next Index Anniversary Date, or sooner as provided pursuant to the Flexible Allocation feature.

  We reserve the right to limit the use of the Performance Lock feature for certain Index Strategies.

  We may discontinue the use of this feature for future Performance Lock requests at any time.

Systematic Withdrawal Program	An administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select.	Standard	0%

  Not available if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.

  Terminates upon change of ownership or assignment. Systematic withdrawals may be subject to surrender charges, negative Interim Value adjustments, and tax consequences.

Flexible Allocation	A feature that allows you to reallocate Index Strategy Interim Value or Fixed Account Value during the Index Year anytime more than 15 days prior to an Index Anniversary Date.	Standard	0%	Not available to reallocate funds to the Fixed Account.

May 1, 2026Initial Summary Prospectus 11

BUYING THE CONTRACT

In order to purchase the Annuity, you must be no older than age 85. Also, we require a minimum Purchase Payment of $25,000. We must approve any complete Purchase Payment where the total amount equals $1,000,000 or more. See your Financial Professional to complete an application.

The Maximum Age for Initial Purchase applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the oldest Annuitant as of the day we would issue the Annuity. For an Annuity purchased as a Beneficiary Annuity, the maximum issue age is 85 and applies to the Key Life.

PURCHASE PAYMENTS

A Purchase Payment is the money you give us to invest in the Annuity. Unless we agree otherwise and subject to our rules, the Annuity has a required minimum initial Purchase Payment of $25,000. Subsequent Purchase Payments may be made at any time during the Accumulation Period, subject to certain limitations.

Currently you may make additional Purchase Payments, provided that the payment is at least $100 ($50 minimum for electronic funds transfer (“EFT”) purchases). You may make additional Purchase Payments, at any time before the earlier of (i) the Annuity Date and (ii) the oldest Owner’s 86th birthday (the Annuitant’s 86th birthday, if the Annuity is owned by an entity). We will allow Purchase Payments at least prior to the first anniversary of the Issue Date regardless of the oldest Owner’s age, unless otherwise required by applicable law or regulation to maintain the tax status of the Annuity. No additional Purchase Payments are allowed if the Annuity is held as a Beneficiary Annuity. We will apply any additional Purchase Payment as of the Valuation Day that we receive it at our Service Center in Good Order. If you have not provided allocation instructions with an additional Purchase Payment, we will allocate the Purchase Payment to the Fixed Account. We may limit, restrict, suspend or reject any additional Purchase Payments.

After you purchase your Annuity, you will have a limited period of time during which you may cancel (or “Free Look”) the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.

ALLOCATION OF PURCHASE PAYMENT

Initial Purchase Payment(s)

Issuance of an Annuity represents our acceptance of an initial Purchase Payment. On the Issue Date, we allocate all or part of your initial Purchase Payment to the Transfer Account, Index Strategy(ies) and/or the Fixed Account we make available, according to your instructions. No interest accrues or is paid on funds in the Transfer Account. Allocations must be made in whole percentages and must equal 100%.

If the Index Effective Date is not a Valuation Day, the initial Index Value for the Index Effective Date will be the following Valuation Day that the Index is calculated and published.

The first day of the first allocation to an Index Strategy and/or the Fixed Account will be known as the Index Effective Date. Once an Index Effective Date, and subsequent Index Anniversary Dates are established, they cannot be changed for any reason and will remain the same for the life of the Annuity.

Subsequent Purchase Payment(s)

Subsequent Purchase Payments received on an Index Anniversary Date may be used to start a new Index Strategy. Subsequent Purchase Payment(s) received between an Index Strategy Start Date and Index Strategy End Date will be allocated to the Fixed Account. Fixed Account Value may be transferred to any Index Strategy on the next Index Anniversary Date or sooner as provided pursuant to the Flexible Allocation feature.

CREDITING PURCHASE PAYMENTS TO YOUR ACCOUNT

Initial Purchase Payment(s)

We will issue your Annuity and allocate your complete Purchase Payment within two Business Days after we receive your initial Purchase Payment and all information that we require for the purchase of an Annuity in Good Order. An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity.

Subsequent Purchase Payment(s)

The Fixed Account will be used for additional Purchase Payments received between Index Anniversaries. Fixed Account Value may be transferred to any Index Strategy on the next Index Anniversary Date or sooner as provided pursuant to the Flexible Allocation feature.

May 1, 2026Initial Summary Prospectus 12

MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT

WITHDRAWALS

You can receive access to your money by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax and may be subject to a Contingent Deferred Sales Charge and/or Market Value Adjustment. Withdrawals taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please see “Interim Value” in the statutory prospectus for more information. In addition, any time a partial withdrawal occurs before the Index Strategy End Date, the Index Strategy Base will be reduced in the same proportion that the total withdrawal reduced the Interim Value. You may withdraw up to 10% of your Purchase Payments each year without being subject to a Contingent Deferred Sales Charge or Market Value Adjustment.

Our Systematic Withdrawal Program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. Systematic withdrawals can be made from your Account Value allocated to the Index Strategies or Fixed Account. Please note that systematic withdrawals may be subject to any applicable Contingent Deferred Sales Charges and/or Market Value Adjustment.

In the absence of instructions, systematic withdrawals will be taken on a proportional basis from all allocation options.

You may elect to receive income through fixed annuity payments over your lifetime, also called “Annuitization”. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs. See “Annuity Period” in the statutory prospectus for more information.

SURRENDER VALUE

During the Savings Stage you can surrender your Annuity at any time and will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable CDSC, and any applicable Tax Charges, adjusted for any applicable Market Value Adjustment.

We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. We will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Period” in the statutory prospectus for information on the impact of the minimum Surrender Value at Annuitization.

Your Surrender Value taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please see the Index Strategies Prospectus.

May 1, 2026Initial Summary Prospectus 13

ADDITIONAL INFORMATION ABOUT FEES

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Annuity. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Annuity, surrender or make withdrawals exceeding the Free Withdrawal Amount from an Investment Option or from the Annuity, or transfer Account Value between Investment Options, where applicable. State premium taxes may also be deducted. These fees and charges are described in more detail within this prospectus in the "Charges and Adjustments"  section of the statutory prospectus.

Transaction Expenses	Maximum
Sales Charge Imposed on Purchases	None
Sales Charge (as a percentage of each Purchase Payment)[1]	8.00%
Transfer Fee	None
Additional Copies of Reports	$50
1.	Withdrawal Charges in subsequent years*

Age of Purchase Payment Being Withdrawn*	Percentage Applied Against Purchase Payment being Withdrawn
Less than 1 year old	8.0%
1 year old or older but not yet 2 years old	8.0%
2 years old or older but not yet 3 years old	7.0%
3 years old or older but not yet 4 years old	6.0%
4 years old or older but not yet 5 years old	5.0%
5 years old or older but not yet 6 years old	4.0%
6 years old or older	0.0%
*	The years referenced in the Surrender Charge table above refer to the length of time since a Purchase Payment was made (i.e. the age of the Purchase Payment). Surrender Charges are applied against the Purchase Payment(s) being withdrawn. The appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn. Purchase Payments are withdrawn on a “first-in, first- out” basis.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Account Value is removed from an Index Strategy before the expiration of an Index Strategy Term.

Adjustments	Maximum
Interim Value Adjustment Maximum Potential Loss (as a percentage of your investment in an Index Strategy)[1]	100%
Market Value Adjustment Maximum Potential Loss (as a percentage of your investment in an Index Strategy)[2]	100%
1.	An Interim Value adjustment will apply upon any withdrawal, death benefit payment, transfer, Annuitization, or surrender that occurs during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date. An Interim Value adjustment may be positive, negative or equal to zero. A negative Interim Value adjustment will result in loss.
2.	The following transactions, when they occur more than 30 days prior to an MVA Period end date for an Index Strategy are subject to a Market Value Adjustment: (i) partial withdrawals (including systematic withdrawals and Required Minimum Distributions), (ii) surrenders, and (iii) exercise of the right to cancel.

The next table describes the maximum fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses). Your current fees and expenses may be less than the maximum.

Annual Contract Expenses	Current	Maximum
Base Contract	0.00%	0.00%

In addition to the fees described above, we limit the amount you can earn on the Index Strategies. This means your Index Credit may be lower than the Index Return. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

May 1, 2026Initial Summary Prospectus 14

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Annuity. Expenses may change over time and may be higher or lower in the future. More information about the Portfolios, including their annual expenses, may be found in "Appendix A"  of this prospectus.

Annual Portfolio Company Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	Minimum	Maximum
	0.00%	0.00%

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other annuity contracts that offer variable options. These costs include Transaction Expenses, Annual Annuity Expenses, and Annual Portfolio Expenses.

The Example assumes all Account Value is allocated to the Variable Options. The Example does not reflect Interim Value adjustments or Market Value Adjustments. Your costs could differ from those shown below if you invest in the Index Strategies or Fixed Account.

The Example assumes that you invest $100,000 in the Variable Options for the time periods indicated. The Example also assumes that your investment has a 5% return. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period:	$9,601	$13,988	$17,630	$28,930
If you annuitize your Contract at the end of the applicable time period:	$2,601	$7,988	$13,630	$28,930
If you do not surrender your Contract at the end of the applicable time period:	$2,601	$7,988	$13,630	$28,930

	Assuming Minimum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period:	$8,912	$11,913	$14,162	$21,967
If you annuitize your Contract at the end of the applicable time period:	$1,912	$5,913	$10,162	$21,967
If you do not surrender your Contract at the end of the applicable time period:	$1,912	$5,913	$10,162	$21,967

May 1, 2026Initial Summary Prospectus 15

APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Certain Investment Options may not be available through certain financial intermediaries. See Appendix B, “Financial Intermediary Variations” and the Cover Page of the statutory prospectus  for additional information.

Index-Linked Options

The following is a list of Index Strategies currently available under the Contract. We may change the features of the Index Strategies listed below (including the Index and the current limits on Index gains and losses), offer new Index Strategies, and terminate existing Index Strategies. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at  www.prudential.com/flexguard2-rates.

Note: If value is withdrawn from an Index Strategy before the end of its Index Strategy Term, we will apply an Interim Value adjustment. This may result in a significant reduction in the Index Strategy value that could exceed any protection from Index loss that would be in place if you waited until the end of the Strategy Term to make the withdrawal. A Market Value Adjustment may also apply.

See “Description of Insurance Company, Registered Separate Account, and Investment Options” in the statutory prospectus  for a description of the Index Strategies’ features. See “Charges and Adjustments” in the statutory prospectus for more information about Interim Value adjustments.

Index	Type of Index	Index Strategy Term	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Index Strategy Term)	Minimum Limit on Index Gain (for the life of the Index Strategy)
Cap Rate Index Strategy
S&P 500®1	U.S. Large-Cap Equities	1-Year	Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 1%
MSCI EAFE[1]	International Equities	1-Year	Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 1%
Invesco QQQ ETF[2]	Large-Cap Equities	1-Year	Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 1%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	1-Year	Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Cap Rate Index Strategy	15% Buffer	Minimum Cap Rate: 1%
MSCI EAFE[1]	International Equities	1-Year	Cap Rate Index Strategy	15% Buffer	Minimum Cap Rate: 1%
Invesco QQQ ETF[2]	Large-Cap Equities	1-Year	Cap Rate Index Strategy	15% Buffer	Minimum Cap Rate: 1%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	1-Year	Cap Rate Index Strategy	15% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Cap Rate Index Strategy	30% Buffer	Minimum Cap Rate: 1%
MSCI EAFE[1]	International Equities	1-Year	Cap Rate Index Strategy	30% Buffer	Minimum Cap Rate: 1%
Invesco QQQ ETF[2]	Large-Cap Equities	1-Year	Cap Rate Index Strategy	30% Buffer	Minimum Cap Rate: 1%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	1-Year	Cap Rate Index Strategy	30% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Cap Rate Index Strategy	100% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	3-Year	Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 5%
MSCI EAFE[1]	International Equities	3-Year	Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 5%

May 1, 2026Initial Summary Prospectus 16

iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	3-Year	Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 5%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	3-Year	Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 5%
Invesco QQQ ETF[2]	Large-Cap Equities	3-Year	Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 5%
S&P 500®1	U.S. Large-Cap Equities	3-Year	Cap Rate Index Strategy	20% Buffer	Minimum Cap Rate: 5%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	3-Year	Cap Rate Index Strategy	20% Buffer	Minimum Cap Rate: 5%
MSCI EAFE[1]	International Equities	3-Year	Cap Rate Index Strategy	20% Buffer	Minimum Cap Rate: 5%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	3-Year	Cap Rate Index Strategy	20% Buffer	Minimum Cap Rate: 5%
Invesco QQQ ETF[2]	Large-Cap Equities	3-Year	Cap Rate Index Strategy	20% Buffer	Minimum Cap Rate: 5%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Cap Rate Index Strategy	20% Buffer	Minimum Cap Rate: 10%
MSCI EAFE[1]	International Equities	6-Year	Cap Rate Index Strategy	20% Buffer	Minimum Cap Rate: 10%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	6-Year	Cap Rate Index Strategy	20% Buffer	Minimum Cap Rate: 10%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	6-Year	Cap Rate Index Strategy	20% Buffer	Minimum Cap Rate: 10%
Dimensional International Equity Focus[1]	International Equities	6-Year	Cap Rate Index Strategy	20% Buffer	Minimum Cap Rate: 10%
Invesco QQQ ETF[2]	Large-Cap Equities	6-Year	Cap Rate Index Strategy	20% Buffer	Minimum Cap Rate: 10%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Cap Rate Index Strategy	30% Buffer	Minimum Cap Rate: 10%
MSCI EAFE[1]	International Equities	6-Year	Cap Rate Index Strategy	30% Buffer	Minimum Cap Rate: 10%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	6-Year	Cap Rate Index Strategy	30% Buffer	Minimum Cap Rate: 10%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	6-Year	Cap Rate Index Strategy	30% Buffer	Minimum Cap Rate: 10%
Dimensional International Equity Focus[1]	International Equities	6-Year	Cap Rate Index Strategy	30% Buffer	Minimum Cap Rate: 10%

May 1, 2026Initial Summary Prospectus 17

Invesco QQQ ETF[2]	Large-Cap Equities	6-Year	Cap Rate Index Strategy	30% Buffer	Minimum Cap Rate: 10%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Cap Rate Index Strategy	100% Buffer	Minimum Cap Rate: 10%
Enhanced Cap Rate Index Strategy
S&P 500®1, Spread A	U.S. Large-Cap Equities	1-Year	Enhanced Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
S&P 500®1, Spread B	U.S. Large-Cap Equities	1-Year	Enhanced Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
MSCI EAFE[1], Spread A	International Equities	1-Year	Enhanced Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
MSCI EAFE[1], Spread B	International Equities	1-Year	Enhanced Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
S&P 500®1, Spread A	U.S. Large-Cap Equities	1-Year	Enhanced Cap Rate Index Strategy	15% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
S&P 500®1, Spread B	U.S. Large-Cap Equities	1-Year	Enhanced Cap Rate Index Strategy	15% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
MSCI EAFE[1], Spread A	International Equities	1-Year	Enhanced Cap Rate Index Strategy	15% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
MSCI EAFE[1], Spread B	International Equities	1-Year	Enhanced Cap Rate Index Strategy	15% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
Step Rate Plus Index Strategy
S&P 500®1	U.S. Large-Cap Equities	1-Year	Step Rate Plus Index Strategy	5% Buffer	Minimum Step Rate: 1% Minimum Participation Rate: 60%
MSCI EAFE[1]	International Equities	1-Year	Step Rate Plus Index Strategy	5% Buffer	Minimum Step Rate: 1% Minimum Participation Rate: 60%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Step Rate Plus Index Strategy	10% Buffer	Minimum Step Rate: 1% Minimum Participation Rate: 60%

May 1, 2026Initial Summary Prospectus 18

Tiered Participation Rate Index Strategy
S&P 500®1	U.S. Large-Cap Equities	6-Year	Tiered Participation Rate Index Strategy	5% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
MSCI EAFE[1]	International Equities	6-Year	Tiered Participation Rate Index Strategy	5% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	6-Year	Tiered Participation Rate Index Strategy	5% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	6-Year	Tiered Participation Rate Index Strategy	5% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
Dimensional International Equity Focus[1]	International Equities	6-Year	Tiered Participation Rate Index Strategy	5% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Tiered Participation Rate Index Strategy	10% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
MSCI EAFE[1]	International Equities	6-Year	Tiered Participation Rate Index Strategy	10% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	6-Year	Tiered Participation Rate Index Strategy	10% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
Dimensional International Equity Focus[1]	International Equities	6-Year	Tiered Participation Rate Index Strategy	10% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%

May 1, 2026Initial Summary Prospectus 19

Dual Directional Index Strategy
S&P 500®1	U.S. Large-Cap Equities	1-Year	Dual Directional Index Strategy	10% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Dual Directional Index Strategy	15% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Dual Directional Index Strategy	10% Buffer	Minimum Cap Rate: 10%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Dual Directional Index Strategy	15% Buffer	Minimum Cap Rate: 10%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Dual Directional Index Strategy	20% Buffer	Minimum Cap Rate: 10%

May 1, 2026Initial Summary Prospectus 20

Participation Rate with Cap Strategy
S&P 500®1	U.S. Large-Cap Equities	6-Year	Participation Rate with Cap Strategy	10% Buffer	Minimum Participation Rate: 100% Minimum Cap Rate: 10%
MSCI EAFE[1]	International Equities	6-Year	Participation Rate with Cap Strategy	10% Buffer	Minimum Participation Rate: 100% Minimum Cap Rate: 10%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	6-Year	Participation Rate with Cap Strategy	10% Buffer	Minimum Participation Rate: 100% Minimum Cap Rate: 10%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	6-Year	Participation Rate with Cap Strategy	10% Buffer	Minimum Participation Rate: 100% Minimum Cap Rate: 10%
Dimensional International Equity Focus[1]	International Equities	6-Year	Participation Rate with Cap Strategy	10% Buffer	Minimum Participation Rate: 100% Minimum Cap Rate: 10%
Invesco QQQ ETF[2]	Large-Cap Equities	6-Year	Participation Rate with Cap Strategy	10% Buffer	Minimum Participation Rate: 100% Minimum Cap Rate: 10%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Participation Rate with Cap Strategy	20% Buffer	Minimum Participation Rate: 100% Minimum Cap Rate: 10%
MSCI EAFE[1]	International Equities	6-Year	Participation Rate with Cap Strategy	20% Buffer	Minimum Participation Rate: 100% Minimum Cap Rate: 10%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	6-Year	Participation Rate with Cap Strategy	20% Buffer	Minimum Participation Rate: 100% Minimum Cap Rate: 10%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	6-Year	Participation Rate with Cap Strategy	20% Buffer	Minimum Participation Rate: 100% Minimum Cap Rate: 10%
Dimensional International Equity Focus[1]	International Equities	6-Year	Participation Rate with Cap Strategy	20% Buffer	Minimum Participation Rate: 100% Minimum Cap Rate: 10%
Invesco QQQ ETF[2]	Large-Cap Equities	6-Year	Participation Rate with Cap Strategy	20% Buffer	Minimum Participation Rate: 100% Minimum Cap Rate: 10%

1. This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index.
2. This Index is an ETF. Index Values are based on the ETF’s closing prices. The Index Values reflect a “price return,” not a “total return,” and therefore

May 1, 2026Initial Summary Prospectus 21

do not reflect the dividends paid on the securities in which the ETF invests. In addition, fees and costs are deducted from the ETF, which reduces the ETF’s performance. These factors will reduce the Index Return and may cause the Index to underperform a direct investment in the ETF or the securities which the ETF invests.

•	Depending on the Index Strategy, the maximum amount of loss that you could experience from negative Index performance, after taking into account the current limits on Index loss provided under the Annuity, ranges from 0% (with 100% Buffer) to 95%
(with 5% Buffer).

•	The Company does not guarantee that the Annuity will always offer Index Strategies that limit Index losses, which would mean risk of loss of the entire amount invested.

•	The Company limits the amount you can earn on an Index Strategy.

○	For Cap Rate Index Strategies, the Guaranteed Minimum Cap Rate equals 1% for a one-year Index Strategy Term, 5% for a three-year Index Strategy Term and 10% for a six-year Index Strategy Term.

○	For Enhanced Cap Rate Index Strategies, the Guaranteed Minimum Cap Rate equals 1% and the Guaranteed Maximum Spread equals 3% for a one-year Index Strategy Term.

○	For Step Rate Plus Index Strategies, the Guaranteed Minimum Step Rate equals 1% and the Guaranteed Minimum Participation Rate equals 60%.

○	For Tiered Participation Rate Index Strategies, the Guaranteed Minimum Participation Rate equals 100% and the Guaranteed Maximum Tier Level equals 35%.

○	For Dual Directional Index Strategies, the Guaranteed Minimum Cap Rate equals 1% for a one-year Index Strategy Term and 10% for a six-year Index Strategy Term.

○	For Participation Rate with Cap Strategy, the Guaranteed Minimum Participation Rate equals 100% and the Guaranteed Minimum Cap equals 10% for a six-year Index Strategy Term.

Fixed Options

The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before doing so. For more information about the Fixed Options, see “Description of Insurance Company, Registered Separate Account, and Investment Options” in  the statutory prospectus.

Note:  If value is withdrawn from the Fixed Account, a Market Value Adjustment may apply. This may result in a significant reduction in your Fixed Account Value. For more information about Market Value Adjustments, please refer to the  “Charges and Adjustments” section of the statutory prospectus.

Name	Term	Minimum Guaranteed Interest Rate*
Fixed Account	1-Year	0.25%

*The Minimum Guaranteed Interest Rate is the amount shown on your Contract and can vary by state.

May 1, 2026Initial Summary Prospectus 22

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The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

The statutory prospectus and statement of additional information (SAI) include additional information. The statutory prospectus and SAI are dated the same as this summary prospectus and are incorporated by reference. The statutory prospectus and SAI are available, without charge, upon request. For a free copy of the SAI, call us at 1-888-PRU-2888, visit our website at www.prudential.com/PLAZ-FlexGuard2.0-STAT, or write to us at: Prudential Annuities Service Center, P.O. Box 7960, Philadelphia, PA 19176.

Reports and other information about Pruco Life Insurance Company is available on the SEC’s website at  www.sec.gov, and that copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Edgar Contract Identifier: C000264546	PLAZFG20PROS-ISP